EXHIBIT INDEX

(d)(3) Amendment to Investment Management Services Agreement dated June 3, 2002, between Growth Trust on behalf of Aggressive Growth Portfolio and American Express Financial Corporation.

(d)(5) Amendment to Investment Management Services Agreement dated June 3, 2002, between Growth Trust on behalf of its underlying Series Portfolios, Growth Portfolio and Growth Trends Portfolio and American Express Financial Corporation.

(d)(7) Amendment to Investment Management Services Agreement dated June 3, 2002, between Registrant, on behalf of AXP Large Cap Equity Fund, and American Express Financial Corporation.

(d)(8) Investment Management Services Agreement between Registrant, on behalf of AXP Large Cap Value Fund, and American Express Financial Corporation dated April 11, 2002.

(e)(3) Distribution Agreement dated April 11, 2002 between Registrant, on behalf of AXP Large Cap Value Fund, and American Express Financial Corporation.

(g)(7) Custodian Agreement dated April 11, 2002, between Registrant, on behalf of AXP Large Cap Value Fund, and American Express Trust Company.

(h)(3) Amendment to Administrative Services Agreement dated June 3, 2002, between AXP Growth Series, Inc. on behalf of AXP Growth Fund and
          American  Express  Financial   Corporation.

(h)(5)    Amendment to Administrative  Services  Agreement dated June 3, 2002,
          between  AXP  Growth   Series,   Inc.   on  behalf  of  AXP   Research
          Opportunities Fund and American Express Financial Corporation.

(h)(7) Amendment to Administrative Services Agreement dated June 3, 2002, between AXP Growth Series, Inc. on behalf of AXP Large Cap Equity Fund and American Express Financial Corporation.

(h)(8) Administrative Services Agreement dated April 11, 2002 between Registrant, on behalf of AXP Large Cap Value Fund, and American Express Financial Corporation.

(h)(17) Class Y Shareholder Service Agreement dated April 11, 2002 between Registrant, on behalf of AXP Large Cap Value Fund, and American Express Financial Advisors Inc.

(h)(20) Transfer Agency Agreement dated April 11, 2002 between Registrant, on behalf of AXP Large Cap Value Fund, and American Express Client Service Corporation.

(i) Opinion and Consent of Counsel as to the legality of the securities being registered.

(m)(3) Plan and Agreement of Distribution dated April 11, 2002 between Registrant, on behalf of AXP Large Cap Value Fund, and American Express Financial Advisors, Inc.

(m)(6) Plan and Agreement of Distribution For Class C Shares dated April 11, 2002 between Registrant, on behalf of AXP Large Cap Value Fund, and American Express Financial Advisors, Inc.